CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounts receivable, allowance	$ 10,439	$ 11,627
Accumulated amortization	$ 469,534	$ 424,705
Common stock, par value	$ 0.001	$ 0.001
Common stock, shares authorized	475,000	475,000
Common stock, shares issued	62,178	61,331
Common stock, shares outstanding	62,086	61,284
Treasury stock, shares	92	47